UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

THE VERMONT TEDDY BEAR CO., INC.

(Exact name of registrant as specified in its chapter)

New York	1-12580	03-0291679
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6655 Shelburne Road, P.O. Box 965, Shelburne, Vermont 05482
(Address of principal executive offices)		(zip code)

(802) 985-3001
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

This Form 8-K supplements the Company's Schedule 14A Definitive Proxy Statement filed on October 14, 2004, with information regarding independent directors as required by NASDAQ Marketplace Rule 4350. The Company's Schedule 14A Definitive Proxy Statement, as filed, is accurate, complete and current, and complies with requirements of the Securities and Exchange Commission.

Six of the Company's nine directors qualify as independent directors under NASDAQ Marketplace Rule 4200. These independent directors are Jason Bacon, Maxine Brandenburg, Nancy Rowden Brock, Rick Fritz, Spencer Putnam, and Thomas Shepherd. As such, a majority of the Company's directors are independent directors under NASDAQ rules.

The Company's Compensation and Option Committee consists of Mr. Bacon, Ms. Brock and Mr. Shepherd, all of whom are independent directors under NASDAQ rules.

The Company's Nominating and Governance Committee consists of Ms. Brandenburg, Mr. Putnam and Mr. Shepherd, all of whom are independent directors under NASDAQ rules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VERMONT TEDDY BEAR CO., INC.

Date: October 27, 2004 /s/ Elisabeth B. Robert

Elisabeth B. Robert, President and Chief Executive Officer